UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	November 3, 2026

THE PROCTER & GAMBLE COMPANY
(Exact name of registrant as specified in charter)

Ohio	001-00434	31-0411980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Procter & Gamble Plaza,
Cincinnati, Ohio 45202
(Address of principal executive offices and zip code)
513-983-1100
Registrant’s telephone number, including area code
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see
General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without Par Value	PG	New York Stock Exchange
0.110% Notes due 2026	PG26D	New York Stock Exchange
4.875% EUR Notes due May 2027	PG27A	New York Stock Exchange
1.200% Notes due 2028	PG28	New York Stock Exchange
3.150% EUR Notes due 2028	PG28B	New York Stock Exchange
1.250% Notes due 2029	PG29B	New York Stock Exchange
1.800% Notes due 2029	PG29A	New York Stock Exchange
6.250% GBP Notes due January 2030	PG30	New York Stock Exchange
0.350% Notes due 2030	PG30C	New York Stock Exchange
0.230% Notes due 2031	PG31A	New York Stock Exchange
3.250% EUR Notes due 2031	PG31B	New York Stock Exchange
5.250% GBP Notes due January 2033	PG33	New York Stock Exchange
2.900% Notes due 2033	PG33B	New York Stock Exchange
3.200% EUR Notes due 2034	PG34C	New York Stock Exchange
1.875% Notes due 2038	PG38	New York Stock Exchange
0.900% Notes due 2041	PG41	New York Stock Exchange
3.650% Notes due 2045	PG45	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐
Item 8.01 Other Events.
On November 3, 2026, The Procter & Gamble Company (the “Company”) closed an underwritten public offering of €750,000,000 aggregate principal amount of 3.750% Notes due November 3, 2030, €1,000,000,000 aggregate principal amount of 4.100% Notes due November 3, 2034, €750,000,000 aggregate principal amount of
4.250% Notes due November 3, 2038 and €750,000,000 aggregate principal amount of 4.625% Notes due
November 3, 2046 under the Company’s Registration Statement on Form S-3 (Registration No. 333-299472). Legal
opinions related to these notes are attached hereto as Exhibits (5)(a) and (5)(b) and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit Number	Description

(5)(a)	Opinion of Travonte Warren, Esq., Director and Assistant General Counsel of the Company.

(5)(b)	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP, which is referred to in the opinion filed as Exhibit (5)(a).

(23)(a)	Consent of Travonte Warren, Esq., which is contained in his opinion filed as Exhibit (5)(a).

(23)(b)	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP, which is contained in the opinion filed as Exhibit (5)(b).

(104)	Cover Page Interactive Data File (embedded within the Inline XBRL document).
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this
Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROCTER & GAMBLE COMPANY

By:	/s/ Aaron Shepherd
Aaron Shepherd Assistant Secretary
November 3, 2026